Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED

UNIVERSITY of PENNSYLVANIA

License Agreement

This License Agreement (this “Agreement”) is between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), and ReGenX, LLC, a Delaware limited liability company (“Company”). This Agreement is being signed on February 20, 2009 (the “Execution Date”). This Agreement will be effective on February 24, 2009 (the “Effective Date”).

BACKGROUND

Penn owns certain intellectual property developed by Dr. James M. Wilson, M.D., Ph.D. of Penn’s School of Medicine (“Dr. Wilson”) relating to a gene therapy technology platform based on certain novel adeno associated viruses discovered by Dr. Wilson at Penn. Penn also owns certain letters patent and/or applications, including provisional patent applications, for letters patent relating to the intellectual property. The Company desires to obtain an exclusive license under the patent rights and related know how to exploit the intellectual property relating to the gene therapy technology platform. Company also desires to fund further research by Dr. Wilson under a separate sponsored research agreement and to obtain an exclusive option under such sponsored research agreement to negotiate for an exclusive license in any intellectual property created, conceived or reduced to practice pursuant to such SRA. Penn has determined that the exploitation of the intellectual property by Company is in the best interest of Penn and is consistent with its educational and research missions and goals.

In consideration of the mutual obligations contained in this Agreement, and intending to be legally bound, the parties agree as follows:

1. LICENSE

1.1 License Grants.

(a) License to Patent Rights. Subject to the limitations set forth in Section 1.1(b) Penn hereby grants to Company an exclusive, worldwide license under the Patent Rights to make, have made, use, import, offer for sale and sell Licensed Products in the Field of Use during the Term (as such terms may be defined in Section 1.2)(the “Patent License”). The Patent License includes the right to sublicense as permitted by this Agreement.

(b) Limitations With Respect to Certain Patent Rights.

(i) The parties acknowledge that with respect to the patents and patent applications listed on Exhibit B-1 only (the “**** Licensed Patents”), Penn has already granted a nonexclusive license to **** pursuant to the agreement identified in Exhibit B-1 (the “**** License”). Accordingly, the rights granted to Penn herein with respect to the **** Licensed Patents only shall be nonexclusive for so long as such preexisting license grant remains in effect. Penn shall have no right to grant or authorize any third party to grant any further rights or licenses in the Field of Use with respect to the **** Licensed Patents during the Term and the rights granted to Company with respect to the **** Licensed Patents shall

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automatically become exclusive upon the expiration or termination of the existing license under the **** License without further action by either party. Penn will promptly notify Company of any change with respect to the rights licensed pursuant to the **** License.

(ii) The parties acknowledge that with respect to the patents and patent applications listed on Exhibit B-2 only (the “GSK Licensed Patents”), Penn has already granted a license to SmithKline Beecham Corporation dba GlaxoSmithKline (“GSK”) pursuant to the agreement identified in Exhibit B-2 (the “GSK License”). The parties agree that for long as GSK maintains a license to the GSK Licensed Patents in the Field of Use, the rights granted herein with respect to the GSK Licensed Patents only will be subject to the rights granted to GSK prior to the Effective Date. The parties acknowledge that Company is seeking a sublicense under the GSK Licensed Patents directly from GSK and understand that Penn may receive royalties (“Company Sublicense Royalty Revenues”) or other payments (“Company Sublicense Non-Royalty Revenues”) under the GSK License as a result of sublicenses granted to the Company. The parties agree that any Company Sublicense Royalty Revenues shall be offset against any amounts due to Penn hereunder. ****. Penn shall have no right to grant or authorize any third party to grant any further rights or licenses in the Field of Use with respect to the GSK Licensed Patents during the Term and to the extent any rights with respect to the GSK Licensed Patents in the Field of Use revert to Penn whether through expiration or termination of the GSK License, by contract or otherwise, such rights shall be automatically included within the scope of the license granted pursuant to Section 1.1(a) without further action by either party. Penn will promptly notify Company of any change with respect to the rights licensed pursuant to the GSK License.

(c) License to Background Know-How. Penn hereby grants to Company a non-exclusive, worldwide, license (the “Background Know-How License”) under the Background Know-How to make, have made, use, import, offer for sale and sell and otherwise exploit Licensed Products in the Field of Use and to practice the Licensed Processes in connection with the exercise of the foregoing rights in 1.1(a) and 1.1(b) (as such terms may be defined in Section 1.2). The Background Know-How License includes the right to sublicense as permitted by this Agreement. ****.

(d) No Other Licenses. Except as expressly provided in this Section 1.1, no other rights or licenses are granted by Penn. Any intellectual property created or conceived during the performance of the Sponsored Research Agreement between Penn and Company being entered into simultaneously with this Agreement (the “SRA”) will be governed by the terms of the SRA.

1.2 Related Definitions.

“Affiliate” means a legal entity that is controlling, controlled by or under common control with Company and that has executed either this Agreement or a written Joinder Agreement agreeing to be bound by all of the terms and conditions of this Agreement. For purposes of this

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Section 1.2, the word “control” means (x) the direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities of a legal entity, (y) the right to receive fifty percent (50%) or more of the profits or earnings of a legal entity, or (z) the right to determine the policy decisions of a legal entity.

“Background Know-How” means all Know-How that (a) was developed by Dr. Wilson , or other Penn researchers working under his direct supervision, at Penn, and (b) is related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn prior to the date hereof, and (c) is owned by Penn, (d) is necessary or useful for the practice of the Patent Rights in connection with the manufacture, use, sale, importation and/or other exploitation of the Licensed Products or the practice of the Licensed Processes in the Territory in the Field of Use, including, without, limitation, any Know-How necessary for the Company to the manufacture or have manufactured the materials produced by the Penn Vector Core or Dr. Wilson’s lab at Penn.

“Field of Use” means any and all fields of use.

“Know-How” means any and all information, discoveries, software, methods, works of authorship, techniques, formulae, data, biological materials, processes, unpatentable inventions and other know-how, not including the Patent Rights, developed prior to the Effective Date.

“Licensed IP” means the Patent Rights and Background Know-How.

“Licensed Process” means any process or machine covered by the Licensed IP or any claim thereof, whether or not the claim is issued or pending.

“Licensed Products” means any products that are made, made for, used, imported, offered for sale or sold by or for Company or its Affiliates or sublicensees and that either (i) in the absence of this Agreement, would infringe or misappropriate the Licensed IP, or any claim thereof whether or not the claim is issued or pending, or (ii) use, or are manufactured using, a Licensed Process. Licensed Products include Licensed Pharmaceutical Products and Licensed Reagents.

“Licenses” means the Patent License and the Background Know-How License.

“Patent Rights” means (i) all of Penn’s patent rights represented by or issuing from the United States patents and patent applications (including provisional patent applications) listed in Exhibit A, as well as any continuations, continuations-in-part (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent applications listed in Exhibit A), divisionals, reexaminations, renewals, re-issues, substitutions, extensions and foreign counterparts of any of the foregoing, and all other patents and patent applications that claim priority from or have common priority with any of the foregoing patents and patent applications, (to the extent the inventions claimed or disclosed in any such patent or patent applications are directed to subject matter specifically described in the patent or patent applications listed in Exhibit A) and including any patents issuing from any of the foregoing; and (ii) all patentable inventions (to the extent they are or become available for license) that (a) were discovered by Dr. Wilson, or other Penn researchers working under his direct supervision, at Penn prior to the Effective Date hereof, and (b) are related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn prior to the date hereof, and (c) are owned by Penn.

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“SRA” means the Sponsored Research Agreement between the Company and Penn entered into simultaneously herewith, or thereafter.

“Territory” means worldwide.

1.3 Reservation of Rights by Penn. Penn reserves the fully-paid, royalty free right to use, and to permit other non-commercial entities to use, the Patent Rights, but not to authorize any commercial third party to use, the Patent Rights solely for educational and research purposes.

1.4 U.S. Government Rights. The parties acknowledge that the United States government retains rights in intellectual property funded under any grant or similar contract with a Federal agency. The License is expressly subject to all applicable United States government rights, including, but not limited to, any applicable requirement that products, which result from such intellectual property and are sold in the United States, must be substantially manufactured in the United States.

1.5 Sublicense Conditions. The Company’s right to sublicense granted by Penn under the License is subject to each of the following conditions:

(a) Within **** after Company enters into a sublicense agreement, Company will deliver to Penn a complete and accurate copy of the entire executed sublicense agreement written in the English language.

(b) In each sublicense agreement, Company will require the sublicensee, and any further sublicensees, to comply with the terms and conditions of this Agreement.

(c) Company’s execution of a sublicense agreement will not relieve Company of any of its obligations under this Agreement. ****.

2. DILIGENCE

2.1 Development Plan. Company will deliver to Penn, on or before the first anniversary of the Effective Date, a copy of the Company’s development plan for the Patent Rights (the “Development Plan”). The purpose of the Development Plan is (a) to present the Company’s strategy to bring the Patent Rights to commercialization, (b) to project the timeline for completing the necessary tasks to accomplish the goals of the strategy. Company will provide Penn with a written update to the Development Plan at least once every two years after the Effective Date.

2.2 Company’s Efforts. Company will use commercially reasonable efforts to develop, commercialize, market and sell a Licensed Product in any part of the Territory. Commercially reasonable efforts shall mean efforts consistent with those utilized by ****

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****. The Company will achieve each of the diligence events by the applicable completion date listed in the table below for the first Licensed Product:

DILIGENCE EVENT	COMPLETION DATE
****	****
****	****
****	****

****.

2.3 Satisfaction of Diligence. Upon the earlier of the satisfaction of each of the Diligence events specified or upon first Sale of a US government drug regulatory agency (or foreign equivalent) approved Licensed Product in the Territory, Company shall be deemed to have fully satisfied all of its obligations under this Section 2.

3. FEES AND ROYALTIES

3.1 Equity Issuance. In partial consideration for the Licenses, Company will issue to Penn on the Effective Date such number of shares of Common Stock of the Company as will cause Penn to own at least **** of the capital stock of Company (or ownership units of an LLC, as appropriate) on a fully diluted basis on the Effective Date, assuming the exercise, conversion and exchange of all outstanding securities of Company for or into shares of Common Stock (or ownership units, as appropriate). The issuance of equity or ownership units to Penn will be pursuant to a Stock Purchase Agreement and a Stockholders Agreement, or their LLC equivalents, between Company and Penn), the forms of which are attached as Exhibits C and D (the “Equity Documents”).

3.2 Earned Royalties. In partial consideration of the Licenses, on the terms and subject to the conditions set forth herein, during the Royalty Term, Company will pay to Penn the following royalty as set forth below:

(a) on Net Sales of Licensed Pharmaceutical Products sold by Company or its Affiliates:

Licensed Pharmaceutical Products	RoyaltyPercentage	ReGenX Annual Net Sales, Cumulative (Million)
1. Using Novel AAV	****	Up to $300;

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	****	Greater than or equal to $300 and up to $600
	****	Greater than or equal to $600
2. Using Refinement or Modification to existing AAV	****	Up to $300;
	****	Greater than or equal to $300 and up to $600
	****	Greater than or equal to $600

(b) on Net Sales of Licensed Reagents sold by Company or its Affiliates or sublicensees:

Licensed Reagents	Royalty Percentage	ReGenX Annual Net Sales, Cumulative (Million)
1. Using Novel AAV	****	Up to $10;
	****	Greater than or equal to $10 and up to $20
	****	Greater than or equal to $20
2. Using Refinement or Modification to existing AAV	****	Up to $10;
	****	Greater than or equal to $10 and up to $20
	****	Greater than or equal to $20

(c) on royalties received by Company from third parties on Net Sales of Licensed Pharmaceutical Products by such third parties:

Licensed Pharmaceutical Products	Royalty Percentage	Third Party Annual Net Sales, Cumulative (Million)
1. Using Novel AAV	****	Up to $300;
	****	Greater than or equal to $300 and up to $600
	****	Greater than or equal to $600

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2. Using Refinement or Modification to existing AAV	****	Up to $300;
	****	Greater than or equal to $300 and up to $600
	****	Greater than or equal to $600

To meet the requirements of the term “Novel AAV” (as used in Category 1), there must be neither any dominating third party patent nor any Penn-owned patent rights other than those licensed under this Agreement with respect to the vector per se (i.e., no third party patent or Penn-owned patent rights beyond those licensed under this Agreement is required in order to make, have made, use, import, offer for sale or sell the vector for the higher royalty level to apply). Licenses from Penn to ReGenX for genes used, promoters used other than those which are part of the vector as described in Penn Patent Rights and the like in the vector will not affect the royalty pursuant to this provision. If any dominating third party patent or any Penn-owned patent other than those licensed under this Agreement issues at any time during the term of this Agreement with respect to a vector licensed hereunder, then the royalty level will immediately drop to the “Refinement” level (Category 2 above) for any Licensed Product containing such vector.

Notwithstanding the foregoing (i) in no event shall the **** paid to Penn by the Company pursuant to (c) above, **** that would be payable to Penn by the Company on such Net Sales of Licensed Pharmaceutical Products sold by Company and (ii) in no event shall **** be payable in connection with any ****. No royalties other than the payments set forth herein shall be due in connection with the exercise of the rights granted herein. ****.

3.5 Sublicense Fees. In partial consideration of the Licenses, and subject to the terms and conditions set forth herein, Company will pay to Penn a sublicense fee equal to the following percentage of the sum of all fees and milestone payments received by Company from sublicensees from the grant of sublicenses (including options to obtain a sublicense) of the Licensed Intellectual Property during the Quarter (“Sublicensing Revenues”):

Date of Sublicense Grant	Sublicensing Fees
During the period commencing on the Effective Date and ending on the day prior to the fourth anniversary of the Effective Date	*	***
Any date on or after the fourth anniversary of the Effective Date	*	***

Sublicensing Revenues shall not include (a) royalties paid to Company by a sublicensee based upon Sales or Net Sales by the sublicensee; (b) equity investments in Company by a sublicensee and any other non-cash consideration; (c) loan proceeds paid to Company by a sublicensee in an arms length, full recourse debt financing to the extent that such loan is not forgiven; (d) sponsored research funding paid to Company by a sublicensee in a bona fide transaction for future research to be performed by Company.

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****.

3.8 Related Definitions.

“Fair Market Value” means the cash consideration that Company or its Affiliates or sublicensees would realize from an unrelated buyer in an arms length sale of an identical item sold in the same quantity and at the time and place of the transaction. The Fair Market Value shall be determined jointly by Penn and Company based on transactions of a similar type and standard industry practice, if any.

“Licensed Pharmaceutical Products” means all Licensed Products other than Licensed Reagents, including, without limitation, any Licensed Product that is intended for therapeutic use.

“Licensed Reagents” means a Licensed Product that is intended for research uses only, excluding any research uses in humans.

“Net Sales” means the total cash consideration received by Company or its Affiliates ****.

“Qualifying Costs” means: (a) ****.

“Quarter” means each three-month period beginning on January 1, April 1, July 1 and October 1.

“Royalty Term” means, ****.

“Sale” means any bona fide transaction for which consideration is received by Company or its Affiliate or sublicensee for the sale, use, lease, transfer or other disposition of a Licensed

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Product to an unaffiliated third party. A Sale is deemed completed at the time that Company or its Affiliate or sublicensee receives payment for the Licensed Product.

3.9 Payment Reductions. In the event that during the Royalty Period, litigation between Company and a third party commences involving the Licensed IP, and the third party has launched a competitive product, until such litigation is finally settled or adjudicated pursuant to a nonappealable final order by a court of competent jurisdiction, or a final and binding order issued pursuant to an alternative dispute resolution procedure, ****. If following such verdict, Company is permitted to continue selling Licensed Products or the competitive product is prevented from entering or further sale in the applicable country in the territory by one or more valid claims of the Licensed Patent Rights, ****. If following such verdict, Company is prohibited from continuing to sell Licensed Products, ****.

4. REPORTS AND PAYMENTS

4.1 Royalty Reports. Within **** after the end of each Quarter following the first Sale, Company will deliver to Penn a report, certified by the chief financial officer of Company, detailing the calculation of all royalties, fees and other payments due to Penn for such Quarter. The report will include the following information for the Quarter, each listed by product, by country: (a) the number of units of Licensed Products constituting Sales; (b) the gross consideration received for Sales; (c) Qualifying Costs, listed by category of cost; (d) Net Sales; (e) the gross amount of any qualifying payments and other consideration received by Company from sublicensees; (f) amounts of any deductions permitted by Section 3.9; (g) the royalties, fees and other payments owed to Penn, listed by category; and (h) the computations for any applicable currency conversions. Each royalty report will be substantially in the form of the sample report attached as Exhibit E.

4.2 Payments. Company will pay all royalties, fees and other payments due to Penn under Sections 3.2, 3.3, 3.4, 3.5, 3.6 and 3.7 within **** after the end of the Quarter in which the royalties, fees or other payments accrued.

4.3 Records. Company will maintain, and will cause its Affiliates and sublicensees to maintain, complete and accurate books, records and related background information to verify Sales, Net Sales, and all of the royalties, fees, and other payments due or paid under this Agreement, as well as the various computations reported under Section 4.1. The records for each Quarter will be maintained for at least **** after submission of the applicable report required under Section 4.1.

4.4 Audit Rights. Upon reasonable prior written notice to Company, Company and its Affiliates and sublicensees will provide Penn and its accountants with access to all of the books, records and related background information required by Section 4.3 to conduct a review or audit of Sales, Net Sales, and all of the royalties, fees, and other payments payable or paid under this Agreement. Access will be made available: (a) during normal business hours; (b) in a manner reasonably designed to facilitate Penn’s review or audit without unreasonable disruption to Company’s business; and (c) no more than once each calendar year during the Term (as defined below) and for a period of **** thereafter. Company will promptly pay to Penn

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the amount of any underpayment determined by the review or audit, plus accrued interest. If the review or audit determines that Company has underpaid any payment by **** or more, then Company will also promptly pay the costs and expenses of Penn and its accountants in connection with the review or audit.

4.5 Currency. All dollar amounts referred to in this Agreement are expressed in United States dollars. All payments will be made in United States dollars. If Company receives payment from a third party in a currency other than United States dollars for which a royalty or fee or other payment is owed under this Agreement, then (a) the payment will be converted into United States dollars at the conversion rate for the foreign currency as published in the eastern edition of the Wall Street Journal as of the last business day of the Quarter in which the payment was received by Company, and (b) the conversion computation will be documented by Company in the applicable report delivered to Penn under Section 4.1.

4.6 Place of Payment. All payments by Company are payable to “The Trustees of the University of Pennsylvania” and will be made to the following addresses:

By Electronic Transfer:	By Check:
Wachovia Bank, N.A.	The Trustees of the University of Pennsylvania
ABA #****	c/o Center for Technology Transfer
Account Number: ****	PO Box 785546
Center for Technology Transfer	Philadelphia, PA 19178-5546
Attention: ****

4.7 Interest. All amounts that are not paid by Company when due will accrue interest from the date due until paid at a rate equal to one and one-half percent (1.5%) per month (or the maximum allowed by law, if less).

5. CONFIDENTIALITY AND USE OF PENN’S NAME

5.1 Confidentiality Agreement. If Company and Penn entered into one or more Confidential Disclosure Agreements prior to the Effective Date, then such agreements will continue to govern the protection of confidential information under this Agreement, and each Affiliate and sublicensee of Company will be bound to Company’s obligations under such agreements. If, however, no Confidential Disclosure Agreement has been entered into between Company and Penn prior to the Effective Date, then in connection with the execution of this Agreement, the parties will enter into a Confidential Disclosure Agreement substantially similar to Penn’s standard form. The term “Confidentiality Agreement” means all Confidential Disclosure Agreements between the parties that remain in effect after the Effective Date.

5.2 Other Confidential Matters. Penn is not obligated to accept any confidential information from Company, except for the reports required by Sections 2.1, 4.1, 4.4 and 6.6. Penn, acting through its Center for Technology Transfer and finance offices, will use reasonable efforts not to disclose to any third party outside of Penn any confidential information of Company contained in those reports, for so long as such information remains confidential. Penn bears no institutional responsibility for maintaining the confidentiality of any other information of Company. Company may elect to enter into confidentiality agreements with individual investigators at Penn that comply with Penn’s internal policies.

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5.3 Use of Penn’s Name. Company and its Affiliates, sublicensees, employees, and agents may not use the name, logo, seal, trademark, or service mark (including any adaptation of them) of Penn or any Penn school, organization, employee, student or representative, without the prior written consent of Penn.

6. TERM AND TERMINATION

6.1 Term. This Agreement will commence on Effective Date and end upon the expiration of the Royalty Term (the “Term”). Earned royalties pursuant to Section 3.4 shall only be payable hereunder during the Royalty Term.

6.2 Early Termination by Company. Company may terminate this Agreement at any time effective upon completion of each of the following conditions: (a) providing at least **** prior written notice to Penn of such intention to terminate; (b) ceasing to make, have made, use, import, offer for sale and sell all Licensed Products; (c) terminating all sublicenses and causing all Affiliates and sublicensees to cease making, having made, using, importing, offering for sale and selling all Licensed Products; and (d) paying all amounts owed to Penn under this Agreement and any Sponsored Research Agreement between Penn and Company related to the Patent Rights, through the effective date of termination.

6.3 Early Termination by Penn. Penn may terminate this Agreement if: (a) Company is more than **** late in paying to Penn any amounts owed under this Agreement and does not pay Penn in full within **** after receipt of written notice indicating such default and demanding payment, including accrued interest (a “Payment Default”); (b) other than a Payment Default, Company or its Affiliate or sublicensee fails to achieve a diligence event on or before the applicable completion date or otherwise breaches this Agreement and does not cure such failure or breach within **** after written notice of the breach; or (c) Company or its Affiliate or sublicensee experiences a Trigger Event.

6.4 Trigger Event. The term “Trigger Event” means any of the following: (a) if Company or its Affiliate or sublicensee (i) becomes insolvent, bankrupt or generally fails to pay its debts as such debts become due, (ii) is adjudicated insolvent or bankrupt, (iii) admits in writing its inability to pay its debts, (iv) suffers the appointment of a custodian, receiver or trustee for it or its property and, if appointed without its consent, not discharged within ****, (v) makes an assignment for the benefit of creditors, or (vi) suffers proceedings being instituted against it under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or release of debtors and, if contested by it, not dismissed or stayed within ****; (b) the institution or commencement by Company or its Affiliate or sublicensee of any proceeding under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or release of debtors; (c) the entering of any order for relief relating to any of the proceedings described in Section 6.4(a) or (b) above; (d) the calling by Company or its Affiliate or sublicensee of a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (e) the act or failure to act by Company or its Affiliate or sublicensee indicating its consent to, approval of or acquiescence in any of the proceedings described in Section 6.4(b) — (d) above; or (f) the commencement by Company of any action against Penn, including an action for declaratory judgment, to declare or render invalid or unenforceable the Patent Rights, or any claim thereof.

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6.5 Effect of Termination. Upon the valid early termination of this Agreement pursuant to Section 6.2 or 6.3: (a) the Licenses shall terminate; (b) Company and all its Affiliates and sublicensees will cease all making, having made, using, importing, offering for sale and selling all Licensed Products and practicing the Licensed Processes; (c) Company will pay to Penn all amounts, including accrued interest, owed to Penn under this Agreement and any Sponsored Research Agreement related to the Patent Rights, through the date of termination, including royalties on Licensed Products invoiced or shipped through the date of termination when such payments are received, whether or not payment is received prior to termination; (d) each Party will, at the other Party’s request, return to such Party all confidential information of such Party; and (e) except as provided in Section 6.6, all rights and duties of Penn and the Company under this Agreement immediately terminate without further action required by either Penn or Company.

6.6 Survival. Company’s obligation to pay all amounts, including accrued interest, owed to Penn under this Agreement will survive the termination of this Agreement for any reason. Sections 13.9 and 13.10 and Articles 4, 5, 6, 9, 10, and 11 will survive the termination of this Agreement for any reason in accordance with their respective terms.

7. PATENT PROSECUTION AND MAINTENANCE

7.1 Patent Control. Except as otherwise provided in this Section 7.1, Penn shall control the preparation, prosecution and maintenance of the Patent Rights and the selection of patent counsel, with input from Company. If, however, Company desires a greater degree of control over the Patent Rights, then Company and Penn will use good faith efforts to promptly enter into a Client and Billing Agreement with patent counsel acceptable to the Company in substantially in the form attached as Exhibit F. During the term of the Client and Billing Agreement, Company will control and manage the preparation, prosecution and maintenance of the Patent Rights, with input from Penn. In the absence of or upon termination of a Client and Billing Agreement for any reason, control reverts to Penn with input from Company. For purposes of this Article 7, the word “maintenance” includes any interference negotiations, claims, or proceedings, in any forum, brought by Penn, Company, a third party, or the United States Patent and Trademark Office, and any requests by Penn or Company that the United States Patent and Trademark Office reexamine or reissue any patent in the Patent Rights.

7.2 Payment and Reimbursement. Company will reimburse Penn for (i) **** of all attorneys fees, expenses, official fees and all other charges accumulated **** to the Effective Date incident to the preparation, filing, prosecution and maintenance of the ****, and (ii) **** of all attorneys fees, expenses, official fees and all other charges accumulated prior to the Effective Date incident to the preparation, filing, prosecution and maintenance of the Patent Rights other than the ****, in the case of clause (ii) to the extent that such amounts have not already been reimbursed by third parties to Penn, provided that such reimbursement obligation with respect to clauses (i) and (ii) shall not exceed ****. The reimbursement obligation shall be paid in three equal installments, with the first installment payment becoming due thirty (30) days after the Effective Date and the two remaining payments becoming due on the first and second anniversary dates of the Effective Date. Thereafter, Company will either pay directly under a Client and Billing Agreement or reimburse Penn for **** documented attorneys fees, expenses, official fees and all other charges accumulated on or after the Effective Date incident to the preparation, filing, prosecution, and maintenance of the Patent Rights, within **** after Company’s receipt of invoices for such fees, expenses and

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charges. Except during the term of a Client and Billing Agreement, Penn shall notify the Company promptly, and in advance to the extent reasonably practicable, of any upcoming expenditures in excess of **** in connection with the Patent Rights. Penn reserves the right to require the Company to provide a deposit in advance of incurring out of pocket patent expenses estimated by counsel to exceed ****. If Company fails to reimburse patent expenses under Paragraph 7.2, or provide a requested deposit with respect to a Patent Right, then Penn will be free at its discretion and expense to either abandon such applications or patents related to such Patent Right or to continue such preparation, prosecution and/or maintenance activities, and any patent rights associated with such patent action will be automatically excluded from the term “Patent Rights” hereunder, on a patent by patent or country by country basis, as applicable. Notwithstanding the foregoing, (i) Company shall have no obligation to pay any amounts pursuant to this Section 7.2 with respect to the GSK Licensed Patents; (ii) Company’s payment obligations pursuant to this Section 7.2 with respect to the **** shall be limited to **** of the amounts otherwise required to be paid; and (iii) **** payment obligations pursuant to this Section 7.2 shall be reduced**** by any patent expense reimbursement amounts received by Penn from **** of the Patent Rights.

8. INFRINGEMENT

8.1 Notice. Company and Penn will notify each other promptly of any infringement of the Patent Rights that may come to their attention. Company and Penn will consult each other in a timely manner concerning any appropriate response to the infringement.

8.2 Prosecution of Infringement. Company may prosecute any infringement of the Patent Rights at Company’s expense, including defending against any counterclaims or cross claims brought by any party against Company or Penn regarding the Patent Rights and defending against any claim that the Patent or Patent Rights are invalid in the course of any infringement action or in a declaratory judgment action. Penn reserves the right to intervene voluntarily and join Company in any such infringement litigation. If Penn chooses not to intervene voluntarily, but Penn is a necessary party to the action brought by Company, then Company may join Penn in the infringement litigation provided that Penn shall have the right to retain its own counsel, reasonably acceptable to Company, and Company will be responsible for **** of Penn’s reasonable litigation expenditures including any attorney’s fees, expenses, official fees and other charges incurred by Penn, even if there are no financial recoveries from the infringement action. Company will reimburse Penn within **** after receiving each invoice from Penn. If Company decides not to prosecute any infringement of the Patent Rights, then Penn may elect to prosecute such infringement independently of Company in Penn’s sole discretion, and at Penn’s expense.

8.3 Cooperation. In any litigation under this Article 8, either party, at the request and sole expense of the other party, will cooperate to the fullest extent reasonably possible. This Section 8.3 will not be construed to require either party to undertake any activities, including legal discovery, at the request of any third party, except as may be required by lawful process of a court of competent jurisdiction. If, however, either party is required to undertake any activity, including legal discovery, as a right of lawful process of a court of competent jurisdiction, then Company will pay all expenses incurred by Company and by Penn.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

8.4 Control of Litigation. Company controls any litigation or potential litigation involving the prosecution of infringement claims regarding the Patent Rights, including the selection of counsel, all with input from Penn. Notwithstanding the foregoing, Penn shall have the right to approve all decisions that would have a materially adverse affect on the validity, scope of patent claims, or enforceability of the Patent Rights. Company must not settle or compromise any such litigation in a manner that imposes any obligations or restrictions on Penn or grants any rights to the Patent Rights, other than any permitted sublicenses, without Penn’s prior written permission. In all instances in which Penn is a voluntary party, Penn reserves the right to select its own counsel, at its own expense. Penn shall have the right to control all litigation regarding the Patent Rights which is prosecuted by Penn independent of Company.

8.5 Recoveries from Litigation. Except as expressly provided in this Section 8.5, if Company prosecutes any infringement claims, Company will use the financial recoveries from such claims, if any, (a) first, to reimburse **** for its litigation expenditures; and (b) second, to retain any remainder but to treat the remainder as **** for the purpose of determining ****. If Company prosecutes any infringement claims with Penn joined as a voluntary party, then Company will use the financial recoveries from such claims, if any, (a) first, to reimburse **** and the **** for their respective litigation expenditures on a dollar-for-dollar basis; and (b) second, to retain any remainder but to ****. If Penn prosecutes any infringement claims independent of ****, then Penn will prosecute such infringement at **** expense and will retain any financial recoveries ****.

9. REPRESENTATIONS AND WARRANTIES; DISCLAIMER OF WARRANTIES

9.1 Mutual Representations and Warranties. Each party represents and warrants to the other party that Party that: (a) this Agreement is and shall be a legal and valid obligation binding upon such Party and enforceable in accordance with its terms; and (b) the execution, delivery and performance of this Agreement by such Party have been duly authorized by all necessary corporate and institutional action and do not and will not: (i) require any consent or approval of its stockholders or Trustees; or (ii) to such Party’s knowledge, violate any law, rule, regulation, order, writ, judgment, decree, determination or award of any court, governmental body or administrative or other agency having jurisdiction over such Party.

9.2 Representations and Warranties of Penn. Penn represents and warrants to Company that to the knowledge of the current staff of Penn’s Center for Technology (“CTT”):

(a) Penn has no commercial license agreements in effect as of the Effective Date, with third parties under the Patent Rights, other than to the US government;

(b) CTT has obtained from Dr. Wilson and the employees he has designated as being involved in the development of the Patent Rights an assignment of rights necessary to permit Penn to grant the Company the Licenses and make the representation set forth in Section 9.2(a) above;

(d) (i) there are no actual, pending actions, suits, claims, interferences, oppositions or governmental investigations involving Patent Rights; (ii) the Patent Rights are not subject

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

anywhere in the Territory to any pending re-examination, protest, opposition, interference or litigation proceeding.

9.3 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE PENN PATENT RIGHTS, LICENSED PRODUCTS AND ANY OTHER TECHNOLOGY LICENSED UNDER THIS AGREEMENT ARE PROVIDED ON AN “AS IS” BASIS. PENN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF ACCURACY, COMPLETENESS, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PROFITABILITY, COMMERCIAL UTILITY, NON-INFRINGEMENT OR TITLE.

10. LIMITATION OF LIABILITY

10.1 Limitation of Liability. PENN WILL NOT BE LIABLE TO COMPANY, ITS AFFILIATES, SUBLICENSEES, SUCCESSORS OR ASSIGNS, OR ANY THIRD PARTY WITH RESPECT TO ANY CLAIM: ARISING FROM COMPANY’S USE OF THE PENN PATENT RIGHTS, LICENSED PRODUCTS OR ANY OTHER TECHNOLOGY LICENSED UNDER THIS AGREEMENT; OR ARISING FROM THE DEVELOPMENT, TESTING, MANUFACTURE, USE OR SALE OF LICENSED PRODUCTS. PENN WILL NOT BE LIABLE TO COMPANY, ITS AFFILIATES, SUBLICENSEES, SUCCESSORS OR ASSIGNS, OR ANY THIRD PARTY FOR LOST PROFITS, BUSINESS INTERRUPTION, OR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND.

11. INDEMNIFICATION

11.1 Indemnification. Company will defend, indemnify, and hold harmless each Indemnified Party from and against any and all Liabilities with respect to an Indemnification Event. The term “Indemnified Party” means each of Penn and its trustees, officers, faculty, students, employees, contractors, and agents. The term “Liabilities” means all damages, awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses, lost profits and expenses (including, but not limited to, court costs, interest and reasonable fees of attorneys, accountants and other experts) that are incurred by an Indemnified Party or awarded or otherwise required to be paid to third parties by an Indemnified Party. The term “Indemnification Event” means any Claim against one or more Indemnified Parties to the extent arising out of or resulting from: ****. The term “Claim” means any charges, complaints, actions, suits, proceedings, hearings, investigations, claims or demands.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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11.2 Reimbursement of Costs. Company will pay directly all Liabilities incurred for defense or negotiation of any Claim or will reimburse Penn for all documented Liabilities incident to the defense or negotiation of any Claim within **** after Company’s receipt of invoices for such fees, expenses and charges.

11.3 Control of Litigation. Company controls any litigation or potential litigation involving the defense of any Claim, including the selection of counsel, with input from Penn.

11.4 Other Provisions. Company will not settle or compromise any Claim giving rise to Liabilities in any manner that imposes any restrictions or obligations on Penn or grants any rights to the Licensed IP or the Licensed Products without Penn’s prior written consent. If Company fails or declines to assume the defense of any Claim within thirty (30) days after notice of the Claim, or fails to reimburse an Indemnified Party for any Liabilities pursuant to Sections 11.1 and 11.2 within the thirty (30) day time period set forth in Section 11.2, then Penn may assume the defense of such Claim for the account and at the risk of Company, and any Liabilities related to such Claim will be conclusively deemed a liability of Company. The indemnification rights of the Indemnified Parties under this Article 11 are in addition to all other rights that an Indemnified Party may have at law, in equity or otherwise.

12. INSURANCE

12.1 Coverages. Company will procure and maintain insurance policies for the following coverages with respect to personal injury, bodily injury and property damage arising out of Company’s performance under this Agreement: (a) during the Term, comprehensive general liability, including broad form and contractual liability, in a minimum amount of **** combined single limit per occurrence and in the aggregate; (b) prior to the commencement of clinical trials involving Licensed Products, clinical trials coverage in a minimum amount of **** combined single limit per occurrence and in the aggregate; and (c) prior to the Sale of the first Licensed Product, product liability coverage, in a minimum amount of **** combined single limit per occurrence and in the aggregate. Penn may review periodically the adequacy of the minimum amounts of insurance for each coverage required by this Section 12.1, ****. The required minimum amounts of insurance do not constitute a limitation on Company’s liability or indemnification obligations to Penn under this Agreement.

12.2 Other Requirements. The policies of insurance required by Section 12.1 will be issued by an insurance carrier with an A.M. Best rating of **** or better and will name Penn as an additional insured with respect to Company’s performance under this Agreement. Company will provide Penn with insurance certificates evidencing the required coverage within **** after the Effective Date and the commencement of each policy period and any renewal periods. Each certificate will provide that the insurance carrier will notify Penn in writing at least **** prior to the cancellation or material change in coverage.

13. ADDITIONAL PROVISIONS

13.1 Independent Contractors. The parties are independent contractors. Nothing contained in this Agreement is intended to create an agency, partnership or joint venture between the parties. At no time will either party make commitments or incur any charges or expenses for or on behalf of the other party.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

13.2 No Discrimination. Neither Penn nor Company will discriminate against any employee or applicant for employment because of race, color, sex, sexual or affectional preference, age, religion, national or ethnic origin, handicap, or veteran status.

13.3 Compliance with Laws. Company must comply with all prevailing laws, rules and regulations that apply to its activities or obligations under this Agreement. For example, Company will comply with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the applicable agency of the United States government and/or written assurances by Company that Company will not export data or commodities to certain foreign countries without prior approval of the agency. Penn does not represent that no license is required, or that, if required, the license will issue.

13.4 Modification, Waiver & Remedies. This Agreement may only be modified by a written amendment that is executed by an authorized representative of each party. Any waiver must be express and in writing. No waiver by either party of a breach by the other party will constitute a waiver of any different or succeeding breach. Unless otherwise specified, all remedies are cumulative.

13.5 Assignment & Hypothecation. Neither Party may assign this Agreement or any part of it to any entity, other than an Affiliate, without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed. Notwithstanding the foregoing, Company shall be permitted to assign this Agreement, without the prior written consent of Penn, pursuant to a merger or sale of all or substantially all of the assets to which the Agreement relates to a company in the business of developing and commercializing pharmaceutical products that has, together with its affiliates, a market value or, in the case of a publicly traded company listed on a nationally recognized exchange, market capitalization, of at least $250,000,000. As part of any permitted assignment, the assigning party will require any assignee to agree in writing to be legally bound by this Agreement to the same extent as the assigning party. The non-assigning party will not unreasonably withhold or delay its consent, provided that: (a) at least thirty (30) days before the proposed transaction, the assigning party gives the non-assigning party written notice and such background information as may be reasonably necessary to enable the non-assigning party to give an informed consent; (b) the assignee agrees in writing to be legally bound by this Agreement; and (c) the assigning party provides the non-assigning party with a copy of assignee’s undertaking. Any permitted assignment will not relieve the assigning party of responsibility for performance of any obligation of the assigning party that has accrued at the time of the assignment. Further, in the event of assignment to an Affiliate, the assigning party will assume responsibility to ensure that Affiliate assignee complies fully with all of its obligations under the Agreement on an ongoing basis. Neither party will grant a security interest in the Licenses or this Agreement during the Term. Any prohibited assignment or security interest will be null and void.

13.6 Notices. Any notice or other required communication (each, a “Notice”) must be in writing, addressed to the party’s respective Notice Address listed on the signature page, and delivered: (a) personally; (b) by certified mail, postage prepaid, return receipt requested; (c) by recognized overnight courier service, charges prepaid; or (d) by facsimile. A Notice will be deemed received: if delivered personally, on the date of delivery; if mailed, five (5) days after deposit in the United States mail; if sent via courier, one (1) business day after deposit with the

CONFIDENTIAL TREATMENT REQUESTED

courier service; or if sent via facsimile, upon receipt of confirmation of transmission provided that a confirming copy of such Notice is sent by certified mail, postage prepaid, return receipt requested.

13.7 Severability & Reformation. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then the remaining provisions of this Agreement will remain in full force and effect. Such invalid or unenforceable provision will be automatically revised to be a valid or enforceable provision that comes as close as permitted by law to the parties’ original intent.

13.8 Headings & Counterparts. The headings of the articles and sections included in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement. This Agreement may be executed in several counterparts, all of which taken together will constitute the same instrument.

13.9 Governing Law. This Agreement will be governed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of law provisions of any jurisdiction.

13.10 Dispute Resolution. If a dispute arises between the parties concerning any right or duty under this Agreement, then the parties will confer, as soon as practicable, in an attempt to resolve the dispute. If the parties are unable to resolve the dispute amicably, then the parties will submit to the exclusive jurisdiction of, and venue in, the state and Federal courts located in the Eastern District of Pennsylvania with respect to all disputes arising under this Agreement.

13.11 Integration. This Agreement with its Exhibits and the Sponsored Research Agreement, the Equity Documents, and the Confidentiality Agreement, contain the entire agreement between the parties with respect to the Patent Rights and the License and supersede all other oral or written representations, statements, or agreements with respect to such subject matter, including but not limited to the Term Sheet.

CONFIDENTIAL TREATMENT REQUESTED

Each party has caused this Agreement to be executed by its duly authorized representative.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA		ReGenX, LLC

By:	/s/ Mike Cleare	By:	/s/ Kenneth T. Mills
Name: Mike Cleare		Name: Kenneth T. Mills
Title: Executive Director		Title: Chief Executive Officer
Center for Technology Transfer

Address:	Center for Technology Transfer University of Pennsylvania 3160 Chestnut Street, Suite 200 Philadelphia, PA 19104-6283 Attention: Executive Director	Address: ReGenX, LLC 750 17th Street, NW Washington, DC 20006 Attention: Board of Managers

Required copy to:	University of Pennsylvania Office of General Counsel 133 South 36th Street, Suite 300 Philadelphia, PA 19104-3246 Attention: General Counsel

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT INDEX

Exhibit A	Patents and Patent Applications in Patent Rights

Exhibit B	Patents and Patent Applications Subject to Certain Limitations
Exhibit B-1	****
Exhibit B-2	GSK Licensed Patents

Exhibit C	Form of Stock Purchase Agreement (or LLC unit purchase agreement)

Exhibit D	Form of Stockholders Agreement (or LLC unit-holders agreement)

Exhibit E	Format of Royalty Report

Exhibit F	Form of Patent Management Agreement

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit A

Patents and Patent Applications in Patent Rights

Penn #	Disclosure Title	US Patents	Foreign Patents
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

	****	****	****
****	****	****	****
****	****
****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit B-1

**** Licensed Patents

Penn #	Disclosure Title	US Patents	Foreign Patents
****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit B-2

GSK Licensed Patents

Penn #	Disclosure Title	US Patents	Foreign Patents
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Penn CTT
Center for Technology Transfer

Licensee:	______	Agreement #	______
Inventor(s):	______	Patent #(s):	______
Period Covered:		Prepared By	______
From	______	Date	______
To	______	Approved By	______
		Date	______

If license covers several major product lines, please prepare a separate report for each line. Then combine all product lines into a summary report.

Report Type:

- ☐ Single Product Line Report
- ☐ Multiple product Summary Report Page ____ of ____ pages
- ☐ Product Line Detail: Line: ______
  - Trade Name ______
  - Page ______

Report Currency: ☐ US Dollars ☐ Other (specify) ______

Country	Gross Sales	Allowances	Net Sales	Royalty Rate	Period Royalty Amount			
					This Quarter	This Year to Date	This Quarter - Prior Year	Year to date Prior Year
Total			0					
United States			0	7.5%	0			
Canada			0	7.5%	0			
Total US & Canada	0	0	0		0			
Net Outside US & Canada	0	0	0	15%	0			
Total	0	0	0		0	0	0	0

Conversion rate if other than US Dollars ______

Royalties in US Dollars ______

On a separate page, please indicate the reasons for returns of other adjustments, if >=5% of sales. Also, note any unusual occurrences that affected royalty amounts during the reporting period.

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[NOTE THAT A PMA CAN BE USED ONLY DURING THE PERIOD WHERE THERE IS ONLY ONE LICENSEE TO THE PATENT RIGHTS IN ANY FIELD]

PATENT MANAGEMENT AGREEMENT

The Trustees of the University of Pennsylvania (“Penn”), a Pennsylvania non-profit corporation doing business at 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6283; and ______ (“Company”), a corporation doing business at ____________________________________________, have entered into a License Agreement with respect to certain inventions which are the subject of the patent applications and patents listed in Appendix A hereto, including any continuations, divisions, extensions thereof, and any foreign counterpart patents, applications, or registrations (“Patent Rights”).

Penn has retained the services of _________________ (“Law Firm”), with offices at ____________, to prepare, file and prosecute the pending patent applications constituting the Patent Rights and to maintain the patents that issue thereon.

Penn, Company and Law Firm, intending to formalize their business relationships, agree as follows:

1.	Penn is the owner of the Patent Rights.

2.	Company is the licensee of Penn’s interest in the Patent Rights.

3.	Penn shall maintain an attorney-client relationship with Law Firm in furtherance of efforts to secure and maintain the Patent Rights.

4.	Law Firm will interact directly with Company on all patent prosecution and patent maintenance matters related to the Patent Rights and will copy Penn on all correspondence related thereto. Company and Law Firm agree to use all reasonable efforts to notify Penn in writing at least thirty (30) days prior to the due date or deadline for any action which could adversely affect the pending status of any patent application within the Patent Rights, the maintenance of any granted patent within the Patent Rights, Penn’s right to file any continuing application or foreign counterpart application based on the Patent Rights, or the breadth of any claim within the Patent Rights. In any case, Company shall give Penn written notice of any final decision regarding the action to be taken or not to be taken on such matters prior to instructing Law Firm to implement the decision. Penn reserves the right to countermand any instruction given by Company to Law Firm.

5.	Law Firm’s legal services relating to the Patent Rights will be performed on behalf of Penn. Law Firm will invoice Penn for all such services. Company will reimburse Penn for all such services within thirty (30) days of Company’s receipt of Penn’s invoice for such services.

6.	To clarify each party’s position with regard to prosecution and maintenance of the Patent Rights, Company will notify Law Firm in writing of all decisions to authorize the performance of any desired service(s), which shall be subject to Penn’s right to countermand, as provided in paragraph 4, above. In the event Penn countermands any decision or instruction of Company, such countermand shall be promptly communicated in writing to Law Firm.

7.	Penn may terminate this agreement at any time upon notice to Law Firm and Company.

8.	This agreement represents the complete understanding of each of the undersigned parties as to the arrangements defined herein. Additions or deletions of dockets identified in Appendix A will become effective only by written addendum to Appendix A. All such additions or deletions of individual patents or applications filed in the US, or as foreign counterparts thereof are considered to be within the terms of this Patent Management Agreement.

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9.	Notices and copies of all correspondence relating to the Patent Rights should be sent to the following:

To PENN:	To COMPANY:

Center for Technology Transfer University of Pennsylvania 3160 Chestnut Street, Suite 200 Philadelphia, PA 19104-6283 Attn: Director, Intellectual Property To Law Firm:

ACCEPTED AND AGREED TO:

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA	COMPANY

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

LAW FIRM

By:

Name:

Title:

Date:

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Appendix A

COMPANY LICENSED TECHNOLOGIES

PENN Docket Number	Title	Patent Numbers

3